Exhibit 99.2

TRI-PARTY AGREEMENT
(U.S. Bank as Successor)

AGREEMENT OF REPLACEMENT, APPOINTMENT AND ACCEPTANCE (the “Agreement”), dated as of August 31, 2017 (the “Effective Date”) by and among Xilinx, Inc. (the “Issuer”), U.S. BANK NATIONAL ASSOCIATION, a national banking association duly organized and existing under the laws of the United States and having a corporate trust office at One California Street, Suite 1000, San Francisco, CA 94111 (“Successor Trustee”) and The Bank of New York Trust Company, N.A. (now known as The Bank of New York Mellon Trust Company, N.A.) (“Prior Trustee”).
RECITALS:
WHEREAS, there are currently $500,000,000 in aggregate principal amount of 2.125% Notes due 2019 (the “2019 Notes”) and $500,000,000 in aggregate principal amount of 3.000% Notes due 2021 (the “2021 Notes” and together with the 2019 Notes, the “Securities”) outstanding under the Indenture dated as of June 14, 2007, as supplemented by the First Supplemental Indenture thereto date as of March 12, 2014 by and between the Xilinx and the Prior Trustee (together, the “Governing Document”);
WHEREAS, the Issuer appointed Prior Trustee as the trustee (the "Trustee"), paying agent and security registrar under the Governing Document;
WHEREAS, Section 609 of the Governing Document provides that the Issuer may remove the Trustee initially appointed under the Governing Document, and any successor thereto, by an instrument in writing delivered to the Trustee; and

WHEREAS, Section 609 of the Governing Document further provides that the Issuer may appoint a successor Trustee, Security Registrar and Paying Agent;
WHEREAS, the Issuer desires to appoint Successor Trustee as successor Trustee, Security Registrar and Paying Agent to succeed Prior Trustee in such capacities under the Governing Document; and
WHEREAS, Successor Trustee is willing to accept such appointment as successor Trustee, Security Registrar and Paying Agent under the Governing Document;
NOW, THEREFORE, the Issuer, Prior Trustee and Successor Trustee, for and in consideration of the premises and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby consent and agree as follows:

THE PRIOR TRUSTEE
1.1    Pursuant to Section 609 of the Governing Document, the Issuer has notified the Prior Trustee and other parties that Prior Trustee is to be removed as Trustee, Paying Agent and Security Registrar under the Governing Document.
1.2    Prior Trustee hereby represents and warrants to Successor Trustee that:

(a)	The Governing Document, and each amendment and supplement thereto, if any, was validly and lawfully accepted by Prior Trustee.

(b)
No covenant or condition contained in the Governing Document has been waived by Prior Trustee or, to the best knowledge of responsible officers of Prior Trustee’s corporate trust department, by the Holders of the percentage in aggregate principal amount of the Securities required by the Governing Document to effect any such waiver.

(c)
To the best knowledge of responsible officers of Prior Trustee's corporate trust department, there is no action, suit or proceeding pending or threatened against Prior Trustee before any court or any governmental authority arising out of any act or omission of Prior Trustee as Trustee under the Governing Document.

(d)	As of the Effective Date, Prior Trustee will hold no moneys or property under the Governing Document.

(e)
As of the Effective Date, there are currently $500 million aggregate principal of the 2019 Notes and $500 million aggregate principal of the 2021 Notes outstanding and interest has been paid through March 15, 2017, the most recent date on which interest was required to be paid in accordance with the terms of such Securities.

(f)	The registers in which it has registered and transferred registered Securities accurately reflect the amount of Securities issued and outstanding and the amounts payable thereon.

(g)	This Agreement has been duly authorized, executed and delivered on behalf of Prior Trustee and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms.

(h)
Without independent investigation, no responsible officer of Prior Trustee's corporate trust department has received notice from the Issuer or any Holder that a default or Event of Default or any event which, after notice or lapse of time or both, would become an Event of Default has occurred and is continuing, and no responsible officer of Prior Trustee's corporate trust department has actual knowledge that a default or Event of Default or any event which, after notice or lapse of time or both, would become an Event of Default has occurred and is continuing under the Governing Document.

(i)	To the best of its knowledge, the holders of the Securities have not appointed a successor Trustee under the Governing Document.
1.3    Prior Trustee hereby assigns, transfers, delivers and confirms to Successor Trustee all right, title and interest of Prior Trustee in and to the trust under the Governing Document, all funds and other assets held in trust under the Governing Document and all the rights, privileges, responsibilities, powers, trusts, obligations and duties of the Trustee under the Governing Document and any related agreement, including, without limitation, all of its rights to, and all of its security interests in and liens upon, the collateral, if any, and all other rights of Prior Trustee with respect to the collateral, if any, pursuant to the transaction documents. Prior Trustee shall, at the expense of the Issuer, execute and deliver such further instruments and shall do such other things as Successor Trustee may reasonably require so as to more fully and certainly vest and confirm in Successor Trustee all the rights, title, interests, capacities, privileges, responsibilities, powers, trusts and duties hereby assigned, transferred, delivered and confirmed to Successor Trustee as Trustee, Paying Agent and Security Registrar.
1.4    Prior Trustee shall deliver to Successor Trustee, as of or promptly after the Effective Date, all of the documents listed on Exhibit A hereto. Prior Trustee represents and warrants that such documents as it shall deliver to Successor Trustee constitute all of the documents in its possession responsive to the items listed in Exhibit A.

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THE ISSUER
2.1    The Issuer hereby removes Prior Trustee as Trustee, Paying Agent and Security Registrar under the Governing Document pursuant to Section 609 of the Governing Document.
2.2    The Issuer hereby appoints Successor Trustee as Trustee, Paying Agent and Security Registrar under the Governing Document to succeed to, and hereby vests Successor Trustee with, all the rights, title, interests, capacities, privileges, responsibilities, powers, trusts and duties of Prior Trustee under the Governing Document with like effect as if originally named as Trustee, Paying Agent and Security Registrar in the Governing Document.
2.3    Promptly after the Effective Date, the Issuer shall cause the Successor Trustee to mail a notice, substantially in the form of Exhibit B annexed hereto, to all parties required under the Governing Document or published in accordance with the provisions of Section 609(6) of the Governing Document.

2.4    The Issuer hereby represents and warrants to Prior Trustee and Successor Trustee that:

(a)	The Issuer is a corporation existing under the laws of the State of Delaware, with offices at 2100 Logic Drive, San Jose, California 95124.

(b)
The Governing Document, and each amendment or supplemental Governing Document thereto, if any, was validly and lawfully executed and delivered by the Issuer and is in full force and effect and the Securities were validly issued by the Issuer.

(c)
The Issuer has performed or fulfilled prior to the date hereof, and will continue to perform and fulfill after the date hereof, each covenant, agreement, condition, obligation and responsibility under the Governing Document.

(d)	No event has occurred and is continuing which is, or after notice or lapse of time would become, an Event of Default under the Governing Document.

(e)
No covenant or condition contained in the Governing Document has been waived by the Issuer or, to the best of the Issuer’s knowledge, by Holders of the percentage in aggregate principal amount of the Securities required to effect any such waiver.

(f)
There is no action, suit or proceeding pending or, to the best of the Issuer’s knowledge, threatened against the Issuer before any court or any governmental authority arising out of any act or omission of the Issuer under the Governing Document.

(g)	This Agreement has been duly authorized, executed and delivered on behalf of the Issuer and constitutes its valid and binding obligation, enforceable in accordance with its terms.

(h)
All conditions precedent requiring action by the Issuer relating to the appointment of U.S. Bank National Association, as successor Trustee under the Governing Document, have been complied with by the Issuer.

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THE SUCCESSOR TRUSTEE
3.1    Successor Trustee hereby represents and warrants to Prior Trustee and to the Issuer that:

(a)	Successor Trustee is eligible under the provisions of Section 610 of the Governing Document to act as Trustee under the Governing Document.

(b)	This Agreement has been duly authorized, executed and delivered on behalf of Successor Trustee and constitutes its Governing, valid and binding obligation, enforceable in accordance with its terms.
3.2    Successor Trustee hereby accepts its appointment as successor Trustee, Paying Agent and Security Registrar under the Governing Document and accepts the assets, all the rights, title, interests, capacities, privileges, responsibilities, powers, trusts and duties of Prior Trustee as Trustee, Paying Agent and Security Registrar under the Governing Document, upon the terms and conditions set forth therein, with like effect as if originally named as Trustee, Paying Agent and Security Registrar under the Governing Document.
3.3    References in the Governing Document to “Principal Office” or other similar terms shall be deemed to refer to the designated corporate trust office of Successor Trustee, which is presently located at One California Street, Suite 1000, San Francisco, CA 94111 or such other address as may be specified, where notices and demands to or upon the Issuer in respect of the Bonds may be served.
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MISCELLANEOUS
4.1    Except as otherwise expressly provided herein or unless the context otherwise requires, all terms used herein which are defined in the Governing Document shall have the meanings assigned to them in the Governing Document.

4.2    This Agreement and the replacement, appointment and acceptance effected hereby shall be effective as of the close of business on the Effective Date, upon the execution and delivery hereof by each of the parties hereto; provided, however, that the replacement of the Prior Trustee and the appointment of the Successor Trustee as Paying Agent and Registrar under the Indenture shall be effective upon the latest of: (a) 10 calendar days after the date first above written; (b) receipt by The Depository Trust Company (“DTC”) of both the Prior Trustee’s transfer agency change notice and the Successor Trustee’s transfer agency change notice and (c) the second business day following receipt by the Successor Trustee of the certified holders list.
4.3    This Agreement does not constitute a waiver by any of the parties hereto of any obligation or liability which Prior Trustee may have incurred in connection with its serving as Trustee, Paying Agent and Security Registrar under the Governing Document or an assumption by Successor Trustee of any liability of Prior Trustee arising out of any action or inaction by Prior Trustee in the performance of its duties under the Governing Document. Issuer shall indemnify and hold harmless Successor Trustee with respect to all claims, losses and expenses of any kind (including reasonable attorney fees) incurred by or asserted against Successor Trustee and caused by or related to Prior Trustee’s serving as Trustee or other capacity with respect to the Securities.
4.4    Prior Trustee hereby acknowledges payment or provision for payment in full by the Issuer of compensation for all services rendered by Prior Trustee in its capacity as Trustee, Paying Agent and Security Registrar under Section 607 of the Governing Document and reimbursement in full by the Issuer of the expenses, disbursements and advances incurred or made by Prior Trustee in its capacity as Trustee, Paying Agent and Security Registrar in accordance with the provisions of the Governing Document. This Agreement does not constitute a waiver or assignment by Prior Trustee of any compensation, reimbursement, expenses or indemnity to which it is or may be entitled pursuant to the Governing Document. The Issuer acknowledges that its obligation set forth in Section 607 of the Governing Document to indemnify Prior Trustee shall survive the execution hereof.
4.5    The parties hereto agree to take reasonable action to confirm, evidence and perfect Successor Trustee's rights in, or with respect to, the collateral, if any, pursuant to the transaction documents.

4.6    This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of laws principles thereof.
4.7    This Agreement may be executed in any number of counterparts each of which shall be an original, but such counterparts shall together constitute but one and the same instrument. The exchange of copies of this Agreement and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Agreement as to the parties hereto and may be used in lieu of the original Agreement for all purposes. Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes.
4.8    The Issuer acknowledges that, in accordance with Section 326 of the USA Patriot Act, Successor Trustee, like all financial institutions, and in order to help fight the funding of terrorism and money laundering, is required to obtain, verify and record information that identifies each person or legal entity that establishes a relationship or opens an account with Successor Trustee. The Issuer agrees that it will provide Successor Trustee with such information as it may request in order for Successor Trustee to satisfy the requirements of the USA Patriot Act.
4.9    This Agreement sets forth the entire agreement of the parties with respect to its subject matter, and supersedes and replaces any and all prior contemporaneous warranties, representations or agreements, whether oral or written, with respect to the subject matter of this Agreement other than those contained in this Agreement.
4.10    This Agreement shall be binding upon and inure to the benefit of the Issuer, Prior Trustee and Successor Trustee and their respective successors and assigns.
4.11    The parties agree as of the Effective Date, all references to the Prior Trustee as trustee in the Governing Document shall be deemed to refer to the Successor Trustee.
4.12    Unless otherwise provided herein, all notices, requests and other communications to any party hereunder shall be in writing (including facsimile and electronic transmission in PDF format) and shall be given to such party, addressed to it, as set forth below:

If to the Issuer:

Xilinx, Inc.
2100 Logic Drive
San Jose

CA 95124
Email: treasury_ops@xilinx.com

If to Prior Trustee:

The Bank of New York Mellon Trust Company, N.A.
400 S. Hope Street
Los Angeles
CA 90071
Email: james.dickson@bnymellon.com

If to Successor Trustee:
U.S. Bank National Association
1 California Street
Suite 1000
San Francisco
CA 94111
Email: hamyd.mazrae@usbank.com

[Signature pages to follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement of Replacement, Appointment and Acceptance to be duly executed, all as of the day and year first above written.

XILINX, INC. as Issuer

By:	/s/ Lorenzo A. Flores
Name:	Lorenzo A. Flores
Title:	Senior Vice President and Chief Financial Officer

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A. as Prior Trustee

By:	/s/ Raymond Torres
Name:	Raymond Torres
Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION, as Successor Trustee
By:	/s/ Hamyd Mazrae
Name:	Hamyd Mazrae
Title:	Authorised Signatory

EXHIBIT A
Documents to be delivered to Successor Trustee (to the extent applicable)

1.	Executed copy of Governing Document and each amendment and supplemental thereto, if any.

2.	File of closing documents from initial issuance (closing transcript).

3.
Description of funds and accounts, and balances therein, including asset description, par value, cost, acquisition date, maturity date, interest rate and CUSIP number, collateral, if any, and related documents.

4.
Certified list of Holders, including certificate detail and all “stop transfers” and the reason for such “stop transfers” (or, alternatively, if there are a substantial number of registered Holders, the computer tape reflecting the identity, address, tax identification number and detailed holdings of such Holders).

5.	Copies of notices sent by the Trustee to Holders of the Securities pursuant to the terms of the Governing Document, during the past twelve months.

6.	All unissued Securities Inventory or DTC FAST held global certificates.

7.	All original vault documents, including surety bonds, letters of credit, notes and other similar documents.

8.	Such other documents as the Successor Trustee may reasonably require in order to transfer the appointment to it.

EXHIBIT B

NOTICE

NOTICE IS HEREBY GIVEN, pursuant to Section 609(6) of the Indenture, dated as of June 14, 2007, between Xilinx, Inc. and The Bank of New York Trust Company, N.A. (now known as The Bank of New York Mellon Trust Company, N.A.), as trustee (the “Indenture”), as supplemented by the First Supplemental Indenture, dated as of March 12, 2014 (together with the Indenture, the “Governing Document”), that The Bank of New York Mellon Trust Company, N.A. has resigned as trustee, security registrar and paying agent under the Governing Document.
Pursuant to Section 610(1) of the Governing Document, U.S. Bank National Association, a national banking association duly organized and existing under the laws of the United States, has accepted appointment as trustee, security registrar and paying agent under the Governing Document. The address of the designated corporate trust office of the successor Trustee is One California Street, Suite 1000, San Francisco, CA 94111.
The Bank of New York Mellon Trust Company, N.A. replacement as trustee, security registrar and paying agent and U.S. Bank National Association’s appointment as successor trustee, security registrar and paying agent were effective as of the close of business on _____ __, 2017.
Dated:
__________ ___, 2017
[Signed by Issuer]